Exhibit 99.1

Execution Version

UNDERWRITING AGREEMENT

Tronox Limited

19,500,000 Class A Ordinary Shares

Underwriting Agreement

October 4, 2017

J.P. MORGAN SECURITIES LLC
BARCLAYS CAPITAL INC.
MORGAN STANLEY & CO. LLC

As Representatives of the
several Underwriters listed
in Schedule 1 hereto

c/o J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

and

c/o Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019

and

c/o Morgan Stanley & Co. LLC
1585 Broadway
New York, New York 10036

Ladies and Gentlemen:

Exxaro Resources Limited (the “Selling Shareholder”), a shareholder of Tronox Limited, an Australian corporation (the “Company”), proposes to sell to the several underwriters listed in Schedule 1 hereto (the “Underwriters”), for whom you are acting as representatives (the “Representatives”), an aggregate of 19,500,000 Class B Ordinary Shares of the Company which convert automatically to Class A Ordinary Shares upon the transfer to a person who is not an affiliate of the Selling Shareholder (the “Underwritten Shares”) and, at the option of the Underwriters, up to an additional 2,925,000 Class B Ordinary Shares of the Company which convert automatically to Class A Ordinary Shares upon the transfer to a person who is not an affiliate of the Selling Shareholder (the “Option Shares”).  The Underwritten Shares and the Option Shares are herein referred to as the “Shares.”  The Class A Ordinary Shares of the Company to be outstanding after giving effect to the sale of the Shares, together with the Class B Ordinary Shares of the Company, are referred to herein as the “Stock.”

The Company has entered into an agreement dated as of February 21, 2017 (the “Acquisition Agreement”) with The National Titanium Dioxide Company Ltd., a limited company organized under the laws of the Kingdom of Saudi Arabia (“Cristal”), and Cristal Inorganic Chemicals Netherlands Coöperatief W.A., a cooperative organized under the laws of the Netherlands and a wholly owned subsidiary of Cristal (“Cristal Netherlands”) to purchase Cristal’s titanium dioxide business, as described in the Pricing Disclosure Package (as defined below).  The term “Acquisition Agreement” as used herein shall include all exhibits, schedules and attachments to such Acquisition Agreement.  The term “Acquisition” as used herein shall refer to the transactions contemplated by the Acquisition Agreement.

The Company and the Selling Shareholder hereby confirm their agreement with the several Underwriters concerning the purchase and sale of the Shares, as follows:

1.          Registration Statement.  The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the U.S. Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement on Form S-3 (File No. 333-220765), including a prospectus, relating to the Shares.  Such registration statement, as amended at the time it became effective, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; and as used herein, the term “Preliminary Prospectus” means each prospectus included in such registration statement (and any amendments thereto) before effectiveness, any prospectus filed with the Commission pursuant to Rule 424(a) under the Securities Act and the prospectus included in the Registration Statement at the time of its effectiveness that omits Rule 430 Information, and the term “Prospectus” means the prospectus in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Shares.  If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement.  Any reference in this underwriting agreement (this “Agreement”) to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to “amend”, “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) that are deemed to be incorporated by reference therein.  Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.

At or prior to the Applicable Time (as defined below), the Company had prepared the following information (collectively, with the pricing information set forth on Annex A hereof, the “Pricing Disclosure Package”):  a Preliminary Prospectus dated October 2, 2017 and each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) listed on Annex A hereto.

“Applicable Time” means 5:45 P.M., New York City time, on October 4, 2017.

2.          Purchase of the Shares.

(a)          The Selling Shareholder agrees to sell the Underwritten Shares to the several Underwriters as provided in this Agreement, and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Selling Shareholder at a purchase price per share of $21.12, net of any stamp duties or other issuance or transfer taxes (the “Purchase Price”) the number of Underwritten Shares as set forth opposite the name of such Underwriter in Schedule 1 hereto.

In addition, the Selling Shareholder agrees to sell the Option Shares to the several Underwriters and the Underwriters, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, shall have the option to purchase at their election, severally and not jointly, from the Selling Shareholder up to 2,925,000 Option Shares at the Purchase Price less an amount per share equal to any dividends or distributions declared by the Company and payable on the Underwritten Shares but not payable on the Option Shares.  If any Option Shares are to be purchased, the number of Option Shares to be purchased by each Underwriter shall be the number of Option Shares which bears the same ratio to the aggregate number of Option Shares being purchased as the number of Underwritten Shares set forth opposite the name of such Underwriter in Schedule 1 hereto (or such number increased as set forth in Section 13 hereof) bears to the aggregate number of Underwritten Shares being purchased from the Selling Shareholder by the several Underwriters, subject, however, to such adjustments to eliminate any fractional Shares as the Representatives in their sole discretion shall make.

The Underwriters may exercise the option to purchase Option Shares at any time in whole, or from time to time in part, on or before the thirtieth (30) day following the date of the Prospectus, by written notice from the Representatives to the Selling Shareholder.  Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the date and time when the Option Shares are to be delivered and paid for which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date nor later than the tenth (10) full business day (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 13 hereof).  Any such notice shall be given at least three (3) business days prior to the date and time of delivery specified therein.

(b)          The Selling Shareholder understands that the Underwriters intend to make a public offering of the Shares as soon after the effectiveness of this Agreement as in the judgment of the Representatives is advisable, and initially to offer the Shares on the terms set forth in the Pricing Disclosure Package.  The Selling Shareholder acknowledges and agrees that the Underwriters may offer and sell Shares to or through any affiliate of an Underwriter.

(c)          Payment for the Shares shall be made by wire transfer in immediately available funds to the account specified by the Selling Shareholder to the Representatives in the case of the Underwritten Shares, at the offices of Davis Polk & Wardwell LLP at 9:00 A.M. New York City time on October 10, 2017, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives, the Company and the Selling Shareholder may agree upon in writing or, in the case of the Option Shares, on the date and at the time and place specified by the Representatives in the written notice of the Underwriters’ election to purchase such Option Shares.  The time and date of such payment for the Underwritten Shares is referred to herein as the “Closing Date”, and the time and date for such payment for the Option Shares, if other than the Closing Date, is herein referred to as the “Additional Closing Date.”

Payment for the Shares to be purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery to the Representatives for the respective accounts of the several Underwriters of the Shares to be purchased on the Closing Date or the Additional Closing Date, as the case may be, with any transfer taxes payable in connection with the sale of such Shares duly paid by the Selling Shareholder.  Delivery of the Shares shall be made through the facilities of The Depository Trust Company (“DTC”) unless the Representatives shall otherwise instruct.

(d)          Each of the Company and the Selling Shareholder acknowledges and agrees that the Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to the Selling Shareholder with respect to the offering of Shares contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company, the Selling Shareholder or any other person.  Additionally, neither the Representatives nor any other Underwriter is advising the Company, the Selling Shareholder or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction.  The Company and the Selling Shareholder shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company or the Selling Shareholder with respect thereto.  Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company or the Selling Shareholder.

3.          Representations and Warranties of the Company.  The Company represents and warrants to each Underwriter that:

(a)          Preliminary Prospectus.  No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus included in the Pricing Disclosure Package, at the time of filing thereof, complied in all material respects with the Securities Act, and no Preliminary Prospectus, at the time of filing thereof, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in any Preliminary Prospectus, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 10(c) hereof; and provided further, that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to the Selling Shareholder furnished to the Company for use in any Preliminary Prospectus; it being understood and agreed that the only such information furnished by the Selling Shareholder consists of the Selling Shareholder Information.

(b)          Pricing Disclosure Package.  The Pricing Disclosure Package as of the Applicable Time did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in such Pricing Disclosure Package, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 10(c) hereof; provided further, that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to the Selling Shareholder furnished to the Company for use in any Pricing Disclosure Package; it being understood and agreed that the only such information furnished by the Selling Shareholder consists of the Selling Shareholder Information.

(c)          Issuer Free Writing Prospectus.  Other than the Registration Statement, the Preliminary Prospectus and the Prospectus, the Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Shares (each such communication by the Company or its agents and representatives (other than a communication referred to in clause (i) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Annex A hereto, each electronic road show and any other written communications approved in writing in advance by the Representatives.  Each such Issuer Free Writing Prospectus complies in all material respects with the Securities Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby) and except as expressly stated therein, does not conflict with the information contained in the Registration Statement or the Pricing Disclosure Package, and, when taken together with the Preliminary Prospectus accompanying, or delivered prior to delivery of, such Issuer Free Writing Prospectus, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus or Preliminary Prospectus in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in such Issuer Free Writing Prospectus or Preliminary Prospectus, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 10(c) hereof; provided further, that the Company makes no representation or warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus or Preliminary Prospectus in reliance upon and in conformity with information relating to the Selling Shareholder furnished to the Company for use in such Issuer Free Writing Prospectus or Preliminary Prospectus; it being understood and agreed that the only such information furnished by the Selling Shareholder consists of the Selling Shareholder Information.

(d)          Registration Statement and Prospectus.  The Registration Statement is an “automatic shelf registration statement” as defined under Rule 405 of the Securities Act that has been filed with the Commission not earlier than three years prior to the date hereof; and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Company.  No order suspending the effectiveness of the Registration Statement has been issued by the Commission, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering of the Shares has been initiated or, to the knowledge of the Company, threatened by the Commission; as of the applicable effective date of the Registration Statement and any post-effective amendment thereto, the Registration Statement and any such post-effective amendment complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto, and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Prospectus did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 10(c) hereof; provided further, that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to the Selling Shareholder furnished to the Company for use in the Registration Statement and the Prospectus and any amendment or supplement thereto; it being understood and agreed that the only such information furnished by the Selling Shareholder consists of the Selling Shareholder Information.

(e)          Incorporated Documents.  The documents incorporated by reference in the Registration Statement, the Prospectus and the Pricing Disclosure Package, when they were filed with the Commission conformed in all material respects to the requirements of the Exchange Act, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Prospectus or the Pricing Disclosure Package, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f)          Financial Statements of the Company.  The financial statements (including the related notes thereto) of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly in all material respects the financial position of the Company and its consolidated subsidiaries as of and at the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) in the United States applied on a consistent basis throughout the periods covered thereby (except as may be indicated in the notes thereto), and any supporting schedules included or incorporated by reference in the Registration Statement present fairly in all material respects the information required to be stated therein; and the other financial information included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus has been derived from the accounting records of the Company and its consolidated subsidiaries and presents fairly in all material respects the information shown thereby; and the pro forma financial information and the related notes thereto included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus have been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and the assumptions underlying such pro forma financial information are reasonable and are set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(g)          Financial Statements of Cristal.  To the knowledge of the Company, the financial statements (including the related notes thereto) of Cristal and its consolidated subsidiaries included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly in all material respects the financial position of Cristal and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; to the knowledge of the Company, such financial statements have been prepared in conformity with generally accepted accounting principles in the Kingdom of Saudi Arabia (“Saudi GAAP”) or, for the six months ended June 30, 2017 and 2016, with International Financial Reporting Standards, applied in each case on a consistent basis throughout the periods covered thereby, and any supporting schedules included or incorporated by reference in the Registration Statement present fairly in all material respects the information required to be stated therein; to the knowledge of the Company, and the other financial information included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus has been derived from the accounting records of Cristal and its consolidated subsidiaries and presents fairly in all material respects the information shown thereby.  To the knowledge of the Company, the reconciliation of net loss from Saudi GAAP to GAAP for the years ended December 31, 2016 and 2015 included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus is fairly presented in all material respects.

(h)          No Material Adverse Change.  Since the date of the most recent financial statements of the Company included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (i) there has not been any change in the share capital (other than (x) the issuance of Class A Ordinary Shares upon exercise of options and warrants described as outstanding in, and the grant of options and awards under existing equity incentive plans described in, the Registration Statement, the Pricing Disclosure Package and the Prospectus and (y) the conversion of the Class B Ordinary Shares being sold by the Selling Shareholder pursuant to this Agreement, which automatically convert to Class A Ordinary Shares on a one-to-one basis when a Class B Ordinary Share is transferred to a person that is not an affiliate of the Selling Shareholder), short-term debt or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, other than (x) dividends and distributions by a direct or indirect wholly owned subsidiary to its parent or (y) quarterly cash dividends with a record date after June 30, 2017 in an amount not greater than $0.045 per share, set aside for payment, paid or made by the Company on any class of share capital, or any material adverse change in or affecting the business, properties, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its business that is material to the Company and its subsidiaries taken as a whole and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(i)          Organization and Good Standing.  The Company and each of its significant subsidiaries (as defined below) have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization (in the case of good standing, to the extent such jurisdiction recognizes such concept), are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, properties, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries taken as a whole or on the performance by the Company of its obligations under this Agreement (a “Material Adverse Effect”). The Company does not own or control, directly or indirectly, a majority interest in any corporation, association or other entity other than the subsidiaries listed in Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 incorporated by reference into the Pricing Disclosure Package and the Prospectus.

(j)          Capitalization.  The Company has share capital as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the heading “Description of Share Capital”; except as set forth in the Company’s constitution, as amended (the “Constitution”) and the Shareholders’ Agreement among Tronox Sands Holdings PTY Limited, the Company, the Selling Shareholder, Exxaro Sands Proprietary Limited and Exxaro TSA Sands Proprietary Limited, dated June 15, 2012 and the Shareholder’s Deed by and between the Company, the Selling Shareholder, and the other parties thereto, dated June 15, 2012 (the “Shareholder’s Deed”), all the outstanding shares of share capital of the Company (including the Shares to be sold by the Selling Shareholder) are, and, at the time of issuance, all Tronox Class A ordinary shares that may be issued upon the exercise of any option to purchase the Company’s ordinary shares, whether granted pursuant to the 2012 Tronox Limited Management Equity Plan (the “Equity Plan”) or otherwise (a “Share Option”), settlement of any restricted share unit payable in Class A or Class B ordinary shares or whose value is determined with reference to the value of Class A or Class B ordinary shares, whether granted pursuant to the Equity Plan or otherwise (a “Restricted Share Unit”) or pursuant to the 2012 Tronox Limited Management Equity Plan, will be duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights; except as set forth in the Constitution, the Shareholder’s Deed, and the Equity Plan and in each case as described in or expressly contemplated by the Pricing Disclosure Package and the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of share capital or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any share capital of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the share capital of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and except as described in or contemplated by the Pricing Disclosure Package and the Prospectus, all the outstanding shares of share capital or other equity interests of each subsidiary owned, directly or indirectly, by the Company have been duly and validly authorized and issued, are fully paid and non-assessable (except, in the case of any foreign subsidiary, for directors’ qualifying shares) and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party.

(k)          Stock Options. With respect to the stock options (the “Stock Options”) granted pursuant to the stock-based compensation plans of the Company and its subsidiaries (the “Company Stock Plans”), (i) each Stock Option intended to qualify as an “incentive stock option” under Section 422 of the Code so qualifies, (ii) each grant of a Stock Option was duly authorized no later than the date on which the grant of such Stock Option was by its terms to be effective (the “Grant Date”) by all necessary corporate action, (iii) each such grant was made in accordance with the terms of the Company Stock Plans and all applicable laws and regulatory rules or requirements, and (iv) each such grant was properly accounted for in accordance with GAAP in the financial statements (including the related notes) of the Company and disclosed in the Company’s filings with the Commission in accordance with the Exchange Act and all other applicable laws. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company of granting, Stock Options prior to, or otherwise coordinating the grant of Stock Options with, the release or other public announcement of material information regarding the Company or its subsidiaries or their results of operations.

(l)          Due Authorization.  The Company has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the sale of the Shares by the Selling Shareholder have been duly and validly taken.

(m)          Underwriting Agreement.  This Agreement has been duly authorized, executed and delivered by the Company.

(n)          No Violation or Default.  Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any agreement (excluding employment or employment-related agreements) filed with or incorporated by reference into the Company’s most recently filed Annual Report on Form 10-K or any Quarterly Report on Form 10-Q or Current Report on Form 8-K filed after such Form 10-K as an exhibit 4 or exhibit 10; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company or any of its subsidiaries, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(o)          No Conflicts.  The execution, delivery and performance by the Company of this Agreement and consummation by the Company of the transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any agreement (excluding employment or employment-related agreements) filed with or incorporated by reference into the Company’s most recently filed Annual Report on Form 10-K or any Quarterly Report on Form 10-Q or Current Report on Form 8-K filed after such Form 10-K as an exhibit 4 or exhibit 10, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company or any of its subsidiaries, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(p)          No Consents Required.  No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated herein, except for (i) the registration of the Shares under the Securities Act, (ii) such consents, approvals, authorizations, orders and registrations or qualifications as may be required by the Financial Industry Regulatory Authority, Inc. (“FINRA”) and under applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters, (iii) such relief as may be required by the Australian Securities & Investments Commission and (iv) such other matters that, individually or in the aggregate, have not had and would not be reasonably expected to have a Material Adverse Effect.

(q)          Legal Proceedings.  Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no legal, governmental or regulatory investigations, actions, demands, claims, suits, arbitrations, inquiries or proceedings (“Actions”) pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; no such Actions are, to the knowledge of the Company, threatened or contemplated by any governmental or regulatory authority having jurisdiction over the Company or any of its subsidiaries; and (i) there are no current or pending Actions that are required under the Securities Act to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus that are not so described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and (ii) there are no contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement, the Pricing Disclosure Package or the Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement, the Pricing Disclosure Package and the Prospectus that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect.

(r)          Independent Accountants.  PricewaterhouseCoopers LLP, who has audited certain financial statements of the Company and its subsidiaries is an independent registered public accounting firm with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

(s)          Title to Real and Personal Property.  The Company and its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(t)          Intellectual Property. Except as could not reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries own, license or possess the right to use all of the rights to patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, domain names and other source indicators, copyrights and copyrightable works, know-how, trade secrets, systems, procedures, proprietary or confidential information and all other worldwide intellectual property, industrial property and proprietary rights (collectively, “Intellectual Property”) that are reasonably necessary for the operation of its business as currently conducted, and, to the knowledge of the Company, without conflict with the rights of any person. None of the Company or any of its subsidiaries, in the operation of their businesses as currently conducted, infringes upon any Intellectual Property rights held by any person except for any such infringements, individually or in the aggregate, which would not reasonably be expected to have a Material Adverse Effect. No claim or litigation regarding any of the Intellectual Property owned by the Company or any of its subsidiaries is pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries, which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(u)          No Undisclosed Relationships.  No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers, suppliers or other affiliates of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in each of the Registration Statement and the Prospectus and that is not so described in such documents and in the Pricing Disclosure Package.

(v)          Investment Company Act.  The Company is not required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).

(w)          Taxes.  The Company and its subsidiaries have paid all federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof, except for any taxes which are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP (including audits that the Company or a subsidiary is preparing to timely contest) or where failure to pay or file would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and except as otherwise disclosed in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, there is no known tax deficiency that has been, or would reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(x)          Licenses and Permits.  The Company and its subsidiaries possess all licenses, sub-licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in each of the Registration Statement, the Pricing Disclosure Package, and the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and except as described in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, sub-license, certificate, permit or authorization or has any reason to believe that any such license, sub-license, certificate, permit or authorization will not be renewed in the ordinary course except where such revocation, modification, or failure to renew would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(y)          No Labor Disputes.  No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is contemplated or threatened, and the Company is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, except as would not reasonably be expected to have a Material Adverse Effect.  Neither the Company nor any of its subsidiaries has received any notice of cancellation or termination with respect to any collective bargaining agreement to which it is a party.

(z)          Certain Environmental Matters.  Except as described in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, (i) the Company and its subsidiaries (x) are in compliance with all, and have not violated any, applicable federal, state, local and foreign laws (including common law), rules, regulations, requirements, decisions, judgments, decrees, orders and other legally enforceable requirements relating to pollution or the protection of human health or safety, the environment, natural resources, hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (y) have received and are in compliance with all, and have not violated any, permits, licenses, certificates or other authorizations or approvals required of them under any Environmental Laws to conduct their respective businesses; and (z) have not received notice of any actual or potential liability or obligation under or relating to, or any actual or potential violation of, any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice, and (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its subsidiaries, except in the case of each of (i) and (ii) above, for any such matter as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (iii) (x) there is no proceeding that is pending, or that is known to be contemplated, against the Company or any of its subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than such proceeding regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed, (y) the Company and its subsidiaries are not aware of any facts or issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, except for any such facts, issues, liabilities or obligations as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and (z) none of the Company or its subsidiaries anticipates capital expenditures relating to any Environmental Laws that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(aa)          Compliance with ERISA.  (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any of its subsidiaries would reasonably be expected to have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan, excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan subject to Title IV of ERISA and each employee benefit plan subject to Title IV of ERISA for which any member of the Company’s “Controlled Group” (defined as any entity, whether or not incorporated, that is under common control with the Company within the meaning of Section 4001(a)(14) of ERISA or any entity that would be regarded as a single employer with the Company under Section 414(b),(c),(m) or (o) of the Code) would reasonably be expected to have any liability (each such Plan or employee benefit plan, a “Pension Plan”) that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no such Pension Plan has failed (whether or not waived), or is reasonably expected to fail, to satisfy the minimum funding standards (within the meaning of Section 302 of ERISA or Section 412 of the Code) applicable to such Pension Plan; (iv) no Pension Plan is, or is reasonably expected to be, in “at risk status” (within the meaning of Section 303(i) of ERISA) and no Pension Plan that is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA is in “endangered status” or “critical status” (within the meaning of Sections 304 and 305 of ERISA); (v) to the extent a Pension Plan is required to be funded under ERISA and the Code, the fair market value of the assets of such Pension Plan exceeds the present value of all benefits accrued under such Pension Plan (determined based on those assumptions used to fund such Pension Plan); (vi) no “reportable event” (within the meaning of Section 4043(c) of ERISA and the regulations promulgated thereunder) has occurred or is reasonably expected to occur with respect to any Pension Plan; (vii) each Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination or opinion letter from the IRS with respect to its qualification (or is evidenced by a prototype or volume submitter plan document for which the opinion letter of the sponsor may be relied upon), and to the knowledge of the Company, nothing has occurred, whether by action or by failure to act, which would reasonably be expected to cause the loss of such qualification; (viii) neither the Company nor any member of its Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to a Pension Plan or premiums to the Pension Benefit Guarantee Corporation, in the ordinary course and without default) in respect of a Pension Plan (including a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA); and (ix) none of the following events has occurred or to the knowledge of the Company is reasonably likely to occur: (1) a material increase in the aggregate amount of contributions required to be made to all Plans by the Company and its subsidiaries in the current fiscal year of the Company and its subsidiaries compared to the amount of such contributions made in the Company’s and its subsidiaries most recently completed fiscal year or (2) a material increase in the Company and its subsidiaries’ “accumulated post-retirement benefit obligations” (within the meaning of Accounting Standards Codification Topic 715-60) compared to the amount of such obligations in the Company and its subsidiaries’ most recently completed fiscal year; except in each case with respect to the events or conditions set forth in (i) through (ix) hereof, as would not, individually or in the aggregate, have a Material Adverse Effect.

(bb)          Disclosure Controls.  The Company and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that complies with the requirements of the Exchange Act and that has been designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(cc)          Accounting Controls.  The Company and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP.  Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company and its subsidiaries maintain internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (v) interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Prospectus and the Pricing Disclosure Package fairly presents in all material respects the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto.  Based on the Company’s most recent evaluation of its internal controls over financial reporting pursuant to Rule 13a-15(c) of the Exchange Act, except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no material weaknesses in the Company’s internal controls.  The Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of:  (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which have adversely affected or are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

(dd)          Insurance.  The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are adequate and customary for the businesses in which they are engaged; and neither the Company nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(ee)          No Unlawful Payments.  Neither the Company nor any of its subsidiaries, nor to the knowledge of the Company any director, officer, employee, agent or affiliate of the Company or other person acting on behalf of the Company or any of its subsidiaries has (i) taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office or (ii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption law. The Company and its subsidiaries have conducted their businesses in compliance with applicable anti-corruption laws and have instituted, maintain and enforce, and will continue to maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(ff)          Compliance with Anti-Money Laundering Laws.  The operations of the Company and its subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Company or any of its subsidiaries conducts business, the applicable rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(gg)          No Conflicts with Sanctions Laws.  Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, any director, officer, employee or agent of the Company or any of its subsidiaries, is owned 50% or more, directly or indirectly, by one or more persons that are currently the subject or the target of any sanctions administered or enforced by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), the U.S. Department of State, the United Nations Security Council (“UNSC”), the European Union or Her Majesty’s Treasury (“HMT”) or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, Cuba, Iran, North Korea, Sudan, Syria and Crimea (each, a “Sanctioned Country”).  For the past five years, the Company and its subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(hh)          No Broker’s Fees.  Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.

(ii)          No Registration Rights.  No person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or, to the knowledge of the Company, the sale of the Shares to be sold by the Selling Shareholder hereunder.

(jj)          No Stabilization.  The Company has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

(kk)          Forward-Looking Statements.  No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) included or incorporated by reference in any of the Registration Statement, the Pricing Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(ll)          Statistical and Market Data.  Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included or incorporated by reference in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

(mm)          Sarbanes-Oxley Act.  There is and has been no failure on the part of the Company or, to the knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply with any applicable provision of the U.S. Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(nn)          Status under the Securities Act.  At the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or any offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Shares and at the date hereof, the Company was not and is not an “ineligible issuer”, and is a well-known seasoned issuer, in each case as defined in Rule 405 under the Securities Act. The Company has paid the registration fee for this offering pursuant to Rule 456(b)(1) under the Securities Act or will pay such fee within the time period required by such rule (without giving effect to the proviso therein) and in any event prior to the Closing Date.

(oo)          Acquisition.  The Acquisition Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, and, to the knowledge of the Company, the Acquisition Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of Cristal and Cristal Netherlands and other parties thereto, enforceable in accordance with its terms, except as enforcement thereof may be subject to or limited by bankruptcy, insolvency or other similar laws relating to or affecting creditors’ rights generally or by general equitable principles.

(pp)          Stamp Taxes.  Except for any net income, capital gains or franchise taxes imposed on the Underwriters by Australia or any political subdivision or taxing authority thereof or therein as a result of any present or former connection (other than any connection resulting from the transactions contemplated by this Agreement) between the Underwriters and the jurisdiction imposing such tax, no stamp duties or other issuance or transfer taxes are payable by or on behalf of the Underwriters in Australia, the United States or any political subdivision or taxing authority thereof solely in connection with (A) the execution, delivery and performance of this Agreement, (B) the issuance and delivery of the Shares in the manner contemplated by this Agreement and the Prospectus or (C) the sale and delivery by the Underwriters of the Shares as contemplated herein and in the Prospectus.

(qq)          No Immunity.  To the knowledge of the Company, neither the Company nor any of its subsidiaries or their properties or assets has immunity under Australian, U.S. federal or New York state law from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any Australian, U.S. federal or New York state court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court with respect to their respective obligations, liabilities or any other matter under or arising out of or in connection herewith; and, to the extent that the Company or any of its subsidiaries or any of its properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings arising out of, or relating to the transactions contemplated by this Agreement, may at any time be commenced, the Company has, pursuant to Section 19(d) of this Agreement, waived, and it will waive, or will cause its subsidiaries to waive, such right to the extent permitted by law.

(rr)          Enforcement of Foreign Judgments. Any final judgment for a fixed or determined sum of money rendered by any U.S. federal or New York state court located in the State of New York having jurisdiction under its own laws in respect of any suit, action or proceeding against the Company based upon this Agreement would be declared enforceable against the Company by the courts of Australia, without reconsideration or reexamination of the merits, subject to compliance with Australian procedural requirements; provided, that the Company makes no representation or warranty as to whether a court in Australia will give a judgment for a monetary obligation expressed in a currency other than Australian dollars, or as to the rate of exchange at which such monetary obligation would be converted to Australian dollars for the purposes of enforcement.

(ss)          Valid Choice of Law.  The choice of laws of the State of New York as the governing law of this Agreement is a valid choice of law under the laws of Australia and will be honored by the courts of Australia; provided, that this representation is limited to matters of contract law.  The Company has the power to submit, and pursuant to Section 20(e) of this Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each New York state and United States federal court sitting in the City of New York and has validly and irrevocably waived any objection to the laying of venue of any suit, action or proceeding brought in such court.

(tt)          Indemnification and Contribution.  The indemnification and contribution provisions set forth in Section 10 hereof do not contravene Australian law or public policy.  The Company’s entry into and performance of this Agreement will not materially prejudice the interests of the Company or its shareholders or the Company’s ability to pay its creditors, and no party to this Agreement is a related party of the Company (as defined in Chapter 2E of the Corporations Act 2001 (Cth)).

(uu)          Passive Foreign Investment Company.  Subject to the qualifications, limitations, exceptions and assumptions set forth in the Preliminary Prospectus and the Prospectus, the Company does not expect to be, for the taxable year ending December 31, 2017 or in the immediately foreseeable future, a passive foreign investment company (a “PFIC”), as defined in section 1297 of the Internal Revenue Code of 1986, as amended.

(vv)          Dividends.  Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no approvals are currently required in Australia in order for the Company to pay dividends or other distributions declared by the Company to the holders of Shares. Under current laws and regulations of Australia and any political subdivision thereof, any dividends and other distributions declared and payable on the share capital of the Company may be paid by the Company in United States dollars or euros and freely transferred out of Australia, and no such payments made to the holders thereof or therein who are non-residents of Australia will be subject to income, withholding or other taxes under laws and regulations of Australia or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any governmental authorization in Australia or any political subdivision or taxing authority thereof or therein.

(ww)          Legality. The legality, validity, enforceability or admissibility into evidence of any of the Registration Statement, the Pricing Disclosure Package, the Prospectus, this Agreement or the Shares in any jurisdiction in which the Company is organized or does business is not dependent upon such document being submitted into, filed or recorded with any court or other authority in any such jurisdiction on or before the date hereof or that any tax, imposition or charge be paid in any such jurisdiction on or in respect of any such document.

(xx)          Legal Action.  A holder of the Shares and each Underwriter are each entitled to sue as plaintiff in the court of the jurisdiction of formation and domicile of the Company for the enforcement of their respective rights under this Agreement and the Shares and such access to such courts will not be subject to any conditions which are not applicable to residents of such jurisdiction or a company incorporated in such jurisdiction except that plaintiffs not residing in Australia may be required to guarantee payment of a possible order for payment of costs or damages at the request of the defendant.

4.          Representations and Warranties of the Selling Shareholder.  The Selling Shareholder represents and warrants to each Underwriter that:

(a)          Required Consents; Authority.  All consents, approvals, authorizations and orders necessary for the execution and delivery by the Selling Shareholder of this Agreement and for the sale and delivery of the Shares to be sold by the Selling Shareholder hereunder, have been obtained, except for such consents, approvals, authorizations and orders which would not, individually or in the aggregate, affect the ability of the Selling Shareholder to perform its obligations hereunder; and the Selling Shareholder has full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Shares to be sold by the Selling Shareholder hereunder; this Agreement has been duly authorized, executed and delivered by the Selling Shareholder.

(b)          No Conflicts.  The execution, delivery and performance by the Selling Shareholder of this Agreement, the sale of the Shares to be sold by the Selling Shareholder and the consummation by the Selling Shareholder of the transactions contemplated herein will not (i) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Selling Shareholder pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the property or assets of the Selling Shareholder is subject, (ii) result in any violation of the provisions of the memorandum of incorporation of the Selling Shareholder or (iii) result in the violation of any applicable law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory agency having jurisdiction over the Selling Shareholder or any of its properties or assets, except in the case of each of clauses (i) and (iii) as would not, individually or in the aggregate, materially and adversely affect the ability of the Selling Shareholder to perform its obligations hereunder.

(c)          Title to Shares.  The Selling Shareholder has, and at the Closing Date or the Additional Closing Date, as the case may be, will have, good and valid title to the Shares to be sold at the Closing Date or the Additional Closing Date, as the case may be, by the Selling Shareholder hereunder, free and clear of all liens, encumbrances, equities or adverse claims (other than pursuant to this Agreement); and upon payment for the Shares to be sold by the Selling Shareholder pursuant to this Agreement, delivery of such Shares, as directed by the Representatives, to Cede & Co. (“Cede”) or such other nominee as may be designated by DTC, registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to the account of the Representatives (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code (the “UCC”)) with respect to such Shares), (A) under Section 8-501 of the UCC, the Representatives will acquire a valid security entitlement in respect of such Shares and (B) no action based on any “adverse claim,” within the meaning of Section 8-102 of the UCC, to such Shares may be asserted against the Representatives with respect to such security entitlement; provided that, for purposes of this representation, the Selling Shareholder may assume that when such payment, delivery and crediting occur, (x) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s register of members in accordance with the Company’s constitution and applicable law, (y) DTC will be registered as a “clearing corporation,” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the account of the Representatives on behalf of the several Underwriters on the records of DTC will have been made pursuant to the UCC.

(d)          No Stabilization.  The Selling Shareholder has not taken, directly or indirectly, any action designed to or that would reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

(e)          Pricing Disclosure Package.  The Pricing Disclosure Package, at the Applicable Time did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Selling Shareholder’s representation under this Section 4(e) shall only apply to any untrue statement of a material fact or omission to state a material fact made in reliance upon and in conformity with the Selling Shareholder Information (as such term is defined in Section 10(b) hereof).

(f)          Issuer Free Writing Prospectus.  Other than the Registration Statement, the Preliminary Prospectus and the Prospectus, the Selling Shareholder (including its agents and representatives, other than the Underwriters in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any Issuer Free Writing Prospectus, other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Annex A or Annex B hereto, each electronic road show and any other written communications approved in writing in advance by the Company and the Representatives.

(g)          Registration Statement and Prospectus.  As of the applicable effective date of the Registration Statement and any post-effective amendment thereto, the Registration Statement and any such post-effective amendment did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Selling Shareholder’s representation under this Section 4(g) shall only apply to any untrue statement of a material fact or omission to state a material fact made in reliance upon and in conformity with the Selling Shareholder Information.

(h)          Material Information.  As of the date hereof, as of the Closing Date and as of the Additional Closing Date, as the case may be, the Selling Stockholder has no knowledge of any material fact, condition or information that is not, or will not be, disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(i)          No Unlawful Payments.  Neither the Selling Shareholder nor any of its subsidiaries, nor any director or officer of the Selling Shareholder or any of its subsidiaries nor, to the knowledge of the Selling Shareholder, any employee of the Selling Shareholder or any of its subsidiaries, or any agent, affiliate or other person associated with or acting on behalf of the Selling Shareholder or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the South African Prevention and Combating of Corrupt Activities Act, 2004 (“PRECCA”), the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the PRECCA or any other applicable anti-bribery or anti-corruption law.  The Selling Shareholder and its subsidiaries have conducted their businesses in compliance with applicable anti-corruption laws and have instituted, maintain and enforce, and will continue to maintain and enforce policies and procedures reasonably designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(j)          Compliance with Anti-Money Laundering Laws.  The operations of the Selling Shareholder and its subsidiaries are and have been conducted in compliance with applicable financial recordkeeping and reporting requirements, the applicable money laundering statutes of all jurisdictions where the Selling Shareholder or any of its subsidiaries conducts business, the rules and regulations thereunder, including the South African Financial Intelligence Centre Act, 2001, and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Selling Shareholder Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Selling Shareholder or any of its subsidiaries with respect to the Selling Shareholder Anti-Money Laundering Laws is pending or, to the knowledge of the Selling Shareholder, threatened.

(k)          No Conflicts with Sanctions Laws.  Neither the Selling Shareholder nor any of its subsidiaries, directors, officers or employees, nor, to the knowledge of the Selling Shareholder, any agent, affiliate or other person associated with or acting on behalf of the Selling Shareholder or any of its subsidiaries is, or is owned 50 % or more, directly or indirectly, by one or more persons that are, currently the subject or the target of any Sanctions, nor is the Selling Shareholder or any of its subsidiaries located, organized or resident in a Sanctioned Country; and the Selling Shareholder will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.  For the past five years, the Selling Shareholder and its subsidiaries have not knowingly engaged in, are not now knowingly engaged in and will not knowingly engage in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(l)          Organization and Good Standing.  The Selling Shareholder has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, materially and adversely affect the ability of the Selling Shareholder to perform its obligations hereunder.

(m)          Private and Commercial Acts.  The Selling Shareholder is subject to civil and commercial law with respect to its obligations under this Agreement and the execution, delivery and performance of this Agreement by it constitutes private and commercial acts rather than public or governmental acts.  It does not have immunity (sovereign or otherwise) from set-off, the jurisdiction of any court or any legal process in any court (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise).

(n)          Stamp Taxes.  Except for any net income, capital gains or franchise taxes imposed on the Underwriters by South Africa or any political subdivision or taxing authority thereof or therein as a result of any present or former connection (other than any connection resulting from the transactions contemplated by this Agreement) between the Underwriters and the jurisdiction imposing such tax, no stamp duties or other issuance or transfer taxes are payable by or on behalf of the Underwriters in South Africa, the United States, Australia or any political subdivision or taxing authority thereof solely in connection with (A) the execution, delivery and performance of this Agreement by the Selling Shareholder, (B) the conversion of Class B Ordinary Shares of the Company into Class A Ordinary Shares, the sale and delivery of the Shares in the manner contemplated by this Agreement and the Prospectus or (C) the sale and delivery by the Underwriters of the Shares as contemplated herein and in the Prospectus.

(o)          Enforcement of Foreign Judgments.  Any final judgment for a fixed or determined sum of money rendered by any U.S. federal or New York state court located in the State of New York having jurisdiction under its own laws in respect of any suit, action or proceeding against the Selling Shareholder based upon this Agreement would be declared enforceable against the Selling Shareholder by the courts of South Africa, without reconsideration or reexamination of the merits, subject to the qualifications contained in the opinion delivered pursuant to Section 9(j) hereof.

(p)          Valid Choice of Law.  The choice of the laws of the State of New York as the governing law of this Agreement is a valid choice of law under the laws of South Africa and will be honored by the courts of South Africa, subject to the qualifications contained in the opinion delivered pursuant to Section 9(j) hereof.  The Selling Shareholder has the power to submit, and pursuant to Section 19(e) of this Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each New York state and United States federal court sitting in the City of New York and has validly and irrevocably waived any objection to the laying of venue of any suit, action or proceeding brought in such court.

(q)          Indemnification and Contribution.  The indemnification and contribution provisions set forth in Section 10 hereof do not contravene South African law or public policy.

(r)          Currency.  To the extent any payment is to be made by the Selling Shareholder pursuant to this Agreement, the Selling Shareholder has access, subject to the laws of South Africa, the internal currency market in South Africa and, to the extent necessary, valid agreements with South African commercial banks for purchasing U.S. dollars to make payments of amounts which may be payable under this Agreement.

(s)          Compliance with ERISA. The Selling Shareholder represents and warrants that it is not (i) an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (ii) a plan or account subject to Section 4975 of the Internal Revenue Code of 1986, as amended or (iii) an entity deemed to hold “plan assets” of any such plan or account under Section 3(42) of ERISA, 29 C.F.R. 2510.3-101, or otherwise.

5.          Further Agreements of the Company.  The Company covenants and agrees with each Underwriter and the Selling Shareholder that:

(a)          Required Filings.  The Company will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act , will file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act; and the Company will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; and the Company will furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriters in New York City prior to 10:00 A.M., New York City time, on the business day next succeeding the date of this Agreement in such quantities as the Representatives may reasonably request. The Company will pay the registration fee for this offering within the time period required by Rule 456(b)(1) under the Securities Act (without giving effect to the proviso therein) and in any event prior to the Closing Date.

(b)          Delivery of Copies.  The Company will deliver, without charge, (i) to the Representatives, two signed copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith and documents incorporated by reference therein; (ii) to each Underwriter, a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) as the Representatives may reasonably request; and (iii) to each Underwriter, during the Prospectus Delivery Period (as defined below), as many copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein and each Issuer Free Writing Prospectus) as the Representatives may reasonably request.  As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters a prospectus relating to the Shares is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Shares by any Underwriter or dealer.

(c)          Amendments or Supplements, Issuer Free Writing Prospectuses.  Before making, preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement or the Prospectus, the Company will furnish to the Representatives, the Selling Shareholder and their respective counsel a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not make, prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Representatives or the Selling Shareholder reasonably objects.

(d)          Notice to the Representatives and the Selling Shareholder.  The Company will advise the Representatives and the Selling Shareholder promptly, and confirm such advice in writing, (i) when the Registration Statement has become effective; (ii) when any amendment to the Registration Statement has been filed or becomes effective; (iii) when any supplement to the Prospectus or any Issuer Free Writing Prospectus or any amendment to the Prospectus has been filed or distributed; (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement; (v) of the issuance by the Commission or any other governmental or regulatory authority of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, any of the Pricing Disclosure Package or the Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (vi) of the occurrence of any event or development within the Prospectus Delivery Period as a result of which the Prospectus, any of the Pricing Disclosure Package or any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Pricing Disclosure Package or any such Issuer Free Writing Prospectus is delivered to a purchaser, not misleading; and (vii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its reasonable best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus, any of the Pricing Disclosure Package or the Prospectus or suspending any such qualification of the Shares and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(e)          Ongoing Compliance.  (1) If during the Prospectus Delivery Period (i) any event or development shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will promptly notify the Underwriters and the Selling Shareholder thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriters, the Selling Shareholder and to such dealers as the Representatives may designate such amendments or supplements to the Prospectus (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in the Prospectus as so amended or supplemented (or any document to be filed with the Commission and incorporated by reference therein) will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law and (2) if at any time prior to the Closing Date (i) any event or development shall occur or condition shall exist as a result of which the Pricing Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Pricing Disclosure Package is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Pricing Disclosure Package to comply with law, the Company will promptly notify the Underwriters and the Selling Shareholder thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission (to the extent required) and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Pricing Disclosure Package (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in the Pricing Disclosure Package as so amended or supplemented will not, in the light of the circumstances existing when the Pricing Disclosure Package is delivered to a purchaser, be misleading or so that the Pricing Disclosure Package will comply with law.

(f)          Blue Sky Compliance.  The Company will qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Company shall reasonably determine and will continue such qualifications in effect so long as required for distribution of the Shares; provided that the parties hereto agree that it is reasonable if the Company does not (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(g)          Earning Statement. The Company will make generally available to its security holders and the Representative as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.

(h)          Clear Market.  For a period of ninety (90) days after the date of the Prospectus, the Company will not (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, or file with the Commission a registration statement under the Securities Act relating to, any shares of Stock or any securities convertible into or exercisable or exchangeable for Stock, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing, or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Stock or any such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Stock or such other securities, in cash or otherwise, without the prior written consent of the J.P. Morgan Securities LLC, other than (i) any options granted under Company Stock Plans, (ii) any shares of Stock of the Company issued upon the exercise of options granted under Company Stock Plans and (iii) any securities to be issued pursuant to the Acquisition Agreement.

(i)          No Stabilization.  The Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Stock.

(j)          Record Retention.  The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

6.          Further Agreement of the Selling Shareholder with the Company.  The Selling Shareholder covenants and agrees with the Company that:

For a period of ninety (90) days after the date of the Prospectus, the Selling Shareholder will not (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Stock or any securities convertible into or exercisable or exchangeable for Stock (including without limitation, Stock or such other securities which may be deemed to be beneficially owned by the Selling Shareholder in accordance with the rules and regulations of the Commission and securities which may be issued upon exercise of a stock option or warrant), or publicly disclose the intention to make any offer, sale, pledge or disposition, (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Stock or any such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Stock or such other securities, in cash or otherwise or (iii) make any demand for or exercise any right with respect to the registration of any shares of Stock or any security convertible into or exercisable or exchangeable for Stock without the prior written consent of the Company, in each case other than the Shares to be sold by the Selling Shareholder hereunder.

7.          Further Agreements of the Selling Shareholder with the Underwriters.  The Selling Shareholder covenants and agrees with each Underwriter that:

(a)          No Stabilization. Such Selling Stockholder will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Stock.

(b)          Tax Form.  The Selling Shareholder will deliver to the Representatives prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-8BEN-E (or other applicable form or statement specified by the Treasury Department regulations in lieu thereof) in order to facilitate the Underwriters’ documentation of their compliance with the reporting and withholding obligations with respect to the transactions herein contemplated.

(c)          Tax Indemnity.  The Selling Stockholder will indemnify and hold harmless the Underwriters against any documentary, stamp duties, registration, issuance, documentary, transfer or other similar taxes, including any interest and penalties, on the sale of the Shares by the Selling Stockholder to the Underwriters and on the execution and delivery of this Agreement by the Selling Stockholder.  All indemnity payments to be made by the Selling Stockholder hereunder in respect of this Section 7(c) shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental shares whatsoever unless the Selling Stockholder is compelled by law to deduct or withhold such taxes, duties or charges.  In that event, except for any net income, capital gains or franchise taxes imposed on the Underwriters by South Africa or the United States or any political subdivision of taxing authority thereof or therein as a result of any present or former connection (other than any connection resulting from the transactions contemplated by this Agreement) between the Underwriters and the jurisdiction imposing such withholding or deductions, the Selling Stockholder shall pay such additional amounts as may be necessary in order to ensure that the net amounts received after such withholding or deductions shall equal the amounts that would have been received if no withholding or deduction has been made.

(d)          Use of Proceeds.  The Selling Shareholder will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. Neither the Selling Shareholder nor its subsidiaries will use, directly or indirectly, the proceeds of the offering in further of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any applicable anti-corruption laws.

8.          Certain Agreements of the Underwriters.  Each Underwriter hereby represents and agrees that:

(a)          It has not and will not use, authorize use of, refer to, or participate in the planning for use of, any “free writing prospectus”, as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) a free writing prospectus that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Preliminary Prospectus or a previously filed Issuer Free Writing Prospectus, (ii) any Issuer Free Writing Prospectus listed on Annex A or prepared pursuant to Section 3(c) or Section 4(c) above (including any electronic road show), or (iii) any free writing prospectus prepared by such underwriter and approved by the Company in advance in writing (each such free writing prospectus referred to in clauses (i) or (iii), an “Underwriter Free Writing Prospectus”).

(b)          It has not and will not, without the prior written consent of the Company and the Selling Shareholder, use any free writing prospectus that contains the final terms of the Shares unless such terms have previously been included in a free writing prospectus filed with the Commission; provided that Underwriters may use a term sheet substantially in the form of Annex B hereto without the consent of the Company and the Selling Shareholder; provided further that any Underwriter using such term sheet shall notify the Company and the Selling Shareholder, and provide a copy of such term sheet to the Company and the Selling Shareholder, prior to, or substantially concurrently with, the first use of such term sheet.

(c)          It is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering (and will promptly notify the Company and the Selling Shareholder if any such proceeding against it is initiated during the Prospectus Delivery Period).

9.          Conditions of Underwriters’ Obligations.  The obligation of each Underwriter to purchase the Underwritten Shares on the Closing Date or the Option Shares on the Additional Closing Date, as the case may be, as provided herein is subject to the performance by the Company and the Selling Shareholder of their respective covenants and other obligations hereunder and to the following additional conditions:

(a)          Registration Compliance; No Stop Order.  No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose, pursuant to Rule 401(g)(2) or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 5(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives.

(b)          Representations and Warranties.  The respective representations and warranties of the Company and the Selling Shareholder contained herein shall be true and correct on the date hereof and on and as of the Closing Date or the Additional Closing Date, as the case may be, and the statements of the Company and its officers and of the Selling Shareholder and their officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date or the Additional Closing Date, as the case may be.

(c)          No Downgrade.  Subsequent to the earlier of (A) the Applicable Time and (B) the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded any debt securities or preferred stock issued or guaranteed by the Company or any of its subsidiaries by any “nationally recognized statistical rating organization,” as such term is defined under Section 3(a)(62) under the Exchange Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any such debt securities or preferred stock issued or guaranteed by the Company or any of its subsidiaries (other than an announcement with positive implications of a possible upgrading).

(d)          No Material Adverse Change.  No event or condition of a type described in Section 3(i) hereof shall have occurred or shall exist, which event or condition is not described in the Pricing Disclosure Package (excluding any amendment or supplement thereto) and the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Pricing Disclosure Package and the Prospectus.

(e)          Officer’s Certificates.  The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, (i) a certificate of the chief financial officer or chief accounting officer confirming that such officer has carefully reviewed the Registration Statement, the Pricing Disclosure Package and the Prospectus and, to the knowledge of such officers, the representations of the Company set forth in Sections 3(b) and 3(d) hereof are true and correct, confirming that the other representations and warranties of the Company in this Agreement are true and correct and that the Company has complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or the Additional Closing Date, as the case may be, and that the paragraphs (a) and (d) above have been satisfied and (ii) a certificate of the Selling Shareholder, confirming that the representations of the Selling Shareholder set forth in Sections 4(d), 4(f) and 4(g) are true and correct and confirming that the other representations and warranties of the Selling Shareholder in this Agreement are true and correct and that the Selling Shareholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date and, in the case of (i) and (ii), the Company and each of the counsels named in Sections 9(g), 9(h), 9(i) and 9(j) shall be permitted to rely on such certificate.

(f)          Comfort Letters.  On the date of this Agreement and on the Closing Date or the Additional Closing Date, as the case may be, PricewaterhouseCoopers LLP as accountants for the Company, and each of BDO Dr. Mohamed Al-Amri & Co., Ernst & Young & Co. and Deloitte & Touche Bakr Abulkhair & Co. as accountants for Cristal, shall have furnished to the Representatives, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Representatives and the Selling Shareholder, in form and substance reasonably satisfactory to the Representatives and the Selling Shareholder, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus; provided, that the letter delivered on the Closing Date or the Additional Closing Date, as the case may be, shall use a “cut-off” date no more than three business days prior to such Closing Date or such Additional Closing Date, as the case may be.

(g)          Opinion and 10b-5 Statement of U.S. Counsel for the Company.  Skadden, Arps, Slate, Meagher & Flom LLP, U.S. counsel for the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion and 10b-5 statement, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, substantially in form and substance set forth in Annex C-1 hereto.

(h)          Opinion of Australian Counsel for the Company.  Ashurst Australia, Australian counsel for the Company, shall have furnished to the Representatives and the Selling Shareholder, at the request of the Company, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters and the Selling Shareholder, substantially in form and substance set forth in Annex C-2 hereto.

(i)          Opinion of U.S. Counsel for the Selling Shareholder.  Orrick, Herrington & Sutcliffe LLP, U.S. counsel for the Selling Shareholder, shall have furnished to the Representatives, at the request of the Selling Shareholder, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, substantially in form and substance set forth in Annex C-3 hereto.

(j)          Opinion of South African Counsel for the Selling Shareholder.  Norton Rose Fulbright South Africa Inc, South African counsel for the Selling Shareholder, shall have furnished to the Representatives, at the request of the Selling Shareholder, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, substantially in form and substance set forth in Annex C-4 hereto.

(k)          Opinion and 10b-5 Statement of Counsel for the Underwriters.  The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, an opinion and 10b-5 statement of Davis, Polk & Wardwell LLP, counsel for the Underwriters, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(l)          No Legal Impediment to Sale.  No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the sale of the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the sale of the Shares.

(m)          Good Standing. The Representatives and the Selling Shareholder shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, satisfactory evidence of the good standing of the Company and its significant subsidiaries in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Representatives and the Selling Shareholder may reasonably request, subject to, in the case of the Company’s significant subsidiaries, the Company’s commercially reasonable efforts, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(n)          Exchange Listing.  The Shares to be delivered on the Closing Date or the Additional Closing Date, as the case may be, shall have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

(o)          Lock-up Agreements.  The “lock-up” agreements, each substantially in the form of Annex D hereto, between the Representatives and certain officers and directors listed on Annex E hereto of the Company relating to sales and certain other dispositions of shares of Stock or certain other securities, delivered to the Representatives on or before the date hereof, shall be in full force and effect on the Closing Date or the Additional Closing Date, as the case may be.

(p)          Additional Documents.  On or prior to the Closing Date or the Additional Closing Date, as the case may be, the Company and the Selling Shareholder shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters and, as applicable, U.S. counsel for the Selling Shareholder.

10.          Indemnification and Contribution.

(a)          Indemnification of the Underwriters and the Selling Shareholder by the Company. The Company agrees to indemnify and hold harmless each Underwriter and its affiliates, directors, officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, any road show as defined in Rule 433(h) under the Securities Act (a “road show”) or any Pricing Disclosure Package (including any Pricing Disclosure Package that has subsequently been amended), or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 10(c) below.  The Company agrees to indemnify and hold harmless the Selling Shareholder and its affiliates, partners, members, directors and officers and each person, if any, who controls the Selling Shareholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, any road show as defined in Rule 433(h) under the Securities Act (a “road show”) or any Pricing Disclosure Package (including any Pricing Disclosure Package that has subsequently been amended), or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to the Selling Shareholder furnished to the Company in writing by the Selling Shareholder expressly for use therein, it being understood and agreed that the only such information furnished by the Selling Shareholder consists of the information described as such in Section 10(b) below.

(b)          Indemnification of the Underwriters and the Company by the Selling Shareholder.  The Selling Shareholder agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in Section 10(a) above, but with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with the information relating to the Selling Shareholder furnished to the Company in writing by the Selling Shareholder expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Pricing Disclosure Package, it being understood and agreed upon that the only such information furnished by the Selling Shareholder consists of (i) the name of the Selling Shareholder, (ii) the number of shares of Stock owned by the Selling Shareholder prior to the completion of this offering, (iii) the information set forth in the beneficial ownership table set forth under the caption “Selling Shareholder,” (iv) the number of Shares to be offered by the Selling Shareholder and (v) the free-writing prospectus filed by the Company on October 2, 2017 (collectively, the “Selling Shareholder Information”).

(c)          Indemnification of the Company and the Selling Shareholder by the Underwriters.  Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Shareholder, their respective directors, the Company’s officers who signed the Registration Statement and each person, if any, who controls the Company and the Selling Shareholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the Selling Shareholder, its affiliates, partners, members, directors and officers and each person, if any, who controls the Selling Shareholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in Section 10(a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus, any road show or any Pricing Disclosure Package (including any Pricing Disclosure Package that has subsequently been amended), it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter:  the concession and reallowance figures appearing in the third paragraph under the caption “Underwriting” and the information contained in the fourteenth and fifteenth paragraphs under the caption “Underwriting”.

(d)          Notice and Procedures.  If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to the preceding paragraphs of this Section 10, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under the preceding paragraphs of this Section 10 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under the preceding paragraphs of this Section 10.  If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section that the Indemnifying Person may designate in such proceeding and shall pay the reasonably incurred fees and expenses of such counsel related to such proceeding, as incurred.  In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the reasonably incurred fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred.  Any such separate firm for any Underwriter, its affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by J.P. Morgan Securities LLC, Barclays Capital Inc., Morgan Stanley & Co. LLC, and any such separate firm for the Company, its directors, its officers and any control persons of the Company shall be designated in writing by the Company and any such separate firm for the Selling Shareholder, its directors and any control persons of the Selling Shareholder shall be designated in writing by the Selling Shareholder.  The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into in good faith more than sixty (60) days after receipt by the Indemnifying Person of such request and more than thirty (30) days after receipt of the proposed terms of such settlement and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement.  No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(e)          Contribution.  If the indemnification provided for in paragraphs (a), (b) and (c) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholder, on the one hand, and the Underwriters on the other, from the offering of the Shares or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Selling Shareholder, on the one hand, and the Underwriters on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Selling Shareholder, on the one hand, and the Underwriters on the other, shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Selling Shareholder from the sale of the Shares and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate offering price of the Shares.  The relative fault of the Company and the Selling Shareholder, on the one hand, and the Underwriters on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Shareholder (it being understood and agreed that the only such information furnished by the Selling Shareholder consists of Selling Shareholder Information) or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(f)          Limitation on Liability.  The Company, the Selling Shareholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to paragraph (e) above were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (e) above.  The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (e) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim.  Notwithstanding the provisions of paragraph (e) and this paragraph (f), in no event shall (i) an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Shares exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission or (ii) the aggregate liability of the Selling Shareholder under paragraph (b) and (e) above exceed the limit set forth in this paragraph (f).  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations to contribute pursuant to paragraphs (e) and (f) are several in proportion to their respective purchase obligations hereunder and not joint. The aggregate amount of the Selling Shareholder’s liability pursuant to this Section 10 shall not exceed the aggregate amount of net proceeds (before deducting expenses) received by the Selling Shareholder from the sale of the Shares hereunder; provided, however, that the Selling Shareholder shall not be liable in any case pursuant to this Section 10 to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or the Pricing Disclosure Package, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 10(c) above.

(g)          Non-Exclusive Remedies.  The remedies provided for in this Section 10 paragraphs (a) through (f) are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

11.          Effectiveness of Agreement.  This Agreement shall become effective as of the date first written above.

12.          Termination.  This Agreement may be terminated in the absolute discretion of the Representatives, by notice to the Company and the Selling Shareholder, if after the execution and delivery of this Agreement and on or prior to the Closing Date or, in the case of the Option Shares, prior to the Additional Closing Date (i) trading generally shall have been suspended or materially limited on or by any of the New York Stock Exchange or The Nasdaq Stock Market; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Pricing Disclosure Package and the Prospectus.

13.          Defaulting Underwriter.

(a)          If, on the Closing Date or the Additional Closing Date, as the case may be, any Underwriter defaults on its obligation to purchase the Shares that it has agreed to purchase hereunder on such date, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Shares by other persons satisfactory to the Company and the Selling Shareholder on the terms contained in this Agreement.  If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Shares, then the Company and the Selling Shareholder shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Shares on such terms.  If other persons become obligated or agree to purchase the Shares of a defaulting Underwriter, either the non‑defaulting Underwriters or the Company and the Selling Shareholder may postpone the Closing Date or the Additional Closing Date, as the case may be for up to five full business days in order to effect any changes that in the opinion of counsel for the Company, counsel for the Selling Shareholder or counsel for the Underwriters may be necessary in the Registration Statement and the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement and the Prospectus that effects any such changes.  As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 13, purchases Shares that a defaulting Underwriter agreed but failed to purchase.

(b)          If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters, the Company and the Selling Shareholder as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, does not exceed one-eleventh of the aggregate number of Shares to be purchased on such date, then the Company and the Selling Shareholder shall have the right to require each non-defaulting Underwriter to purchase the number of Shares that such Underwriter agreed to purchase hereunder on such date plus such Underwriter’s pro rata share (based on the number of Shares that such Underwriter agreed to purchase on such date) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

(c)          If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters, the Company and the Selling Shareholder as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, exceeds one-eleventh of the aggregate amount of Shares to be purchased on such date, or if the Company and the Selling Shareholder shall not exercise the right described in paragraph (b) above, then this Agreement or, with respect to any Additional Closing Date, the obligation of the Underwriters to purchase Shares on the Additional Closing Date, as the case may be, shall terminate without liability on the part of the non-defaulting Underwriters.  Any termination of this Agreement pursuant to this Section 13 shall be without liability on the part of the Company and the Selling Shareholder, except that the Company will continue to be liable for the payment of expenses as set forth in Section 14 hereof and except that the provisions of Section 10 hereof shall not terminate and shall remain in effect.

(d)          Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company, the Selling Shareholder or any non-defaulting Underwriter for damages caused by its default.

14.          Payment of Expenses.

(a)          Subject to paragraph (b) below, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation, (i) the costs incident to the authorization, sale, preparation and delivery of the Shares and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus, any Pricing Disclosure Package and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii) the fees and expenses of the Company’s counsel and independent accountants; (iv) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Shares under the laws of such jurisdictions as the Representatives may designate and the preparation, printing and distribution of a Blue Sky Memorandum, including the reasonable and documented fees and expenses of counsel for the Underwriters; (v) the cost of preparing share certificates; (vi) the costs and charges of any transfer agent and any registrar; (vii) all expenses and application fees incurred in connection with any filing with, and clearance of the offering by, FINRA, including the reasonable and documented fees and expenses of Underwriters’ counsel; (viii) all expenses incurred by the Company in connection with any “road show” presentation to potential investors; and (ix) all expenses and application fees related to the listing of the Shares on the New York Stock Exchange.

(b)          If (i) this Agreement is terminated pursuant to Section 12, (ii) the Selling Shareholder for any reason fails to tender the Shares for delivery to the Underwriters or the Underwriters decline to purchase the Shares due to the failure of the Selling Shareholder to perform any of its other covenants, conditions or other obligations hereunder or (iii) the Underwriters otherwise decline to purchase the Shares for any reason permitted under this Agreement, only in the case of clauses (i) and (iii), the Company and, only in the case of clause (ii), the Selling Shareholder, agree to reimburse the Underwriters for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement and the offering contemplated hereby; provided that, in the case of a termination pursuant to Section 13, the Company and the Selling Shareholder shall have no obligation to reimburse a defaulting Underwriter for such costs and expenses but shall still have an obligation to reimburse non-defaulting Underwriters for such costs and expenses as provided for in this Section 14(b).

15.          Persons Entitled to Benefit of Agreement.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to herein, and the affiliates of each Underwriter referred to in Section 10 hereof.  Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.  No purchaser of Shares from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

16.          Survival.  The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Selling Shareholder and the Underwriters contained in this Agreement or made by or on behalf of the Company, the Selling Shareholder or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Selling Shareholder or the Underwriters.

17.          Certain Defined Terms.  For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act; and (d) the term “significant subsidiary” has the meaning set forth in Rule 1-02 of Regulation S-X under the Exchange Act.

18.          Compliance with USA Patriot Act.  In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company and the Selling Shareholder, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

19.          Miscellaneous.

(a)          Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication.  Notices to the Underwriters shall be given to the Representatives c/o J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179 (fax:  (212) 622-8358), Attention:  Equity Syndicate Desk; c/o Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, (fax: (646) 834-8133); Attention: Syndicate Registration, c/o Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036, Attention: Equity Syndicate Desk, with a copy to the legal department.  Notices to the Company shall be given to it at 263 Tresser Boulevard, Suite 1100, Stamford, CT 06901 (fax: 203-705-3703); Attention: Legal Department; with a copy to Phyllis G. Korff at Skadden, Arps, Slate, Meagher & Flom, 4 Times Square, New York, New York, USA, 10036.  Notices to the Selling Shareholder shall be given to it at Roger Dyason Road, Pretoria West 0183, South Africa (fax: +27 12 307 4969); Attention: Riaan Koppeschaar, with a copy (which shall not constitute notice) to Orrick, Herrington & Sutcliffe (UK) LLP, 107 Cheapside, London EC2V 6DN, England (fax: +44 20 7862 4800), Attention: N. Nell Scott.

(b)          Governing Law.  This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(c)          Judgment Currency.  Each of the Company and the Selling Shareholder agrees to indemnify each Underwriter, its directors, officers, affiliates and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any loss incurred by such Underwriter as a result of any judgment or order being given or made for any amount due hereunder and such judgment or order being expressed and paid in a currency (the “judgment currency”) other than U.S. dollars and as a result of any variation as between (i) the rate of exchange at which the U.S. dollar amount is converted into the judgment currency for the purpose of such judgment or order, and (ii) the rate of exchange at which such indemnified person is able to purchase U.S. dollars with the amount of the judgment currency actually received by the indemnified person. The foregoing indemnity shall constitute a separate and independent obligation of each of the Company and the Selling Shareholder and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.

(d)          Waiver of Immunity.  To the extent that the Company or the Selling Shareholder has or hereafter may acquire any immunity (sovereign or otherwise) from jurisdiction of any court of (i) Australia, or any political subdivision thereof, (ii) South Africa, or any political subdivision thereof, (iii) the United States or the State of New York, (iv) any jurisdiction in which it owns or leases property or assets or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution, set-off or otherwise) with respect to itself or its respective property and assets or this Agreement, each of the Company and the Selling Shareholder hereby irrevocably waives such immunity in respect of its obligations under this Agreement to the fullest extent permitted by applicable law.

(e)          Submission to Jurisdiction.  Each of the Company and the Selling Shareholder hereby submits to the exclusive jurisdiction of the U.S. federal and New York state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.  Each of the Company and the Selling Shareholder waives any objection which it may now or hereafter have to the laying of venue of any such suit or proceeding in such courts.  Each of the Company and the Selling Shareholder agrees that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Company and the Selling Shareholder, as applicable, and may be enforced in any court to the jurisdiction of which Company and the Selling Shareholder, as applicable, is subject by a suit upon such judgment.  Each of the Company and the Selling Shareholder irrevocably appoints CT Corporation System, with offices at 111 Eighth Avenue, New York, New York 10011, as its authorized agent in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agrees that service of process upon such authorized agent, and written notice of such service to the Company or the Selling Shareholder, as the case may be, by the person serving the same to the address provided in this Section 19(e), shall be deemed in every respect effective service of process upon the Company or the Selling Shareholder, as the case may be, in any such suit or proceeding.  Each of the Company and the Selling Shareholder hereby represents and warrants that such authorized agent has accepted such appointment and has agreed to act as such authorized agent for service of process.  Each of the Company and the Selling Shareholder further agrees to take any and all action as may be necessary to maintain such designation and appointment of such authorized agent in full force and effect for a period of seven years from the date of this Agreement.

(f)          WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

(g)          Counterparts.  This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(h)          Amendments or Waivers.  No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(i)          Headings.  The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

TRONOX LIMITED

	By:	/s/ Timothy C. Carlson
Name: Timothy C. Carlson
Title: Senior Vice President and Chief Financial Officer

EXXARO RESOURCES LIMITED

	By:	/s/ PA Koppeschaar
Name: PA Koppeschaar
Title: Finance Director

Accepted:  As of the date first written above

J.P. MORGAN SECURITIES LLC
BARCLAYS CAPITAL INC.
MORGAN STANLEY & CO. LLC

Acting severally on behalf of themselves
and on behalf of the several Underwriters
listed in Schedule 1 hereto.

By:	J.P. Morgan Securities LLC

By	/s/ Eugene Sohn
Authorized Signatory

By:	Barclays Capital Inc.

By	/s/ Paul Robinson
Authorized Signatory

By:	Morgan Stanley & Co. LLC

By	/s/ David Badal
Authorized Signatory

Schedule 1
Underwriter	Number of Shares
J.P. Morgan Securities LLC	11,700,000
Barclays Capital Inc.	3,900,000
Morgan Stanley & Co. LLC	3,900,000

Total	19,500,000

Annex A

a.          Pricing Disclosure Package

Free-writing prospectus filed October 2, 2017

b.          Pricing Information Provided Orally by Underwriters

Number of Underwritten Shares to be sold by the Selling Shareholder: 19,500,000

Number of Option Shares to be sold by the Selling Shareholder: 2,925,000

Price per Share to Public (include accrued dividends, if any): $22.00

Price per Share to the Underwriters – total: $21.12

Annex B

Tronox Limited

Pricing Term Sheet

None

Annex D

FORM OF LOCK-UP AGREEMENT

October    , 2017

J.P. Morgan Securities LLC
Barclays Capital Inc.
Morgan Stanley & Co. LLC

As Representatives of the
several Underwriters listed
in Schedule 1 hereto

c/o J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

and

c/o Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019

and

c/o Morgan Stanley & Co. LLC
1585 Broadway
New York, New York 10036

Re:          Tronox Limited — Public Offering

Ladies and Gentlemen:

The undersigned understands that you, as Representatives of the several Underwriters, propose to enter into an underwriting agreement (the “Underwriting Agreement”) with Tronox Limited, an Australian corporation (the “Company”) and Exxaro Resources Limited (the “Selling Shareholder”), providing for the public offering (the “Public Offering”) by the several Underwriters named in Schedule 1 to the Underwriting Agreement (the “Underwriters”), of Class A Ordinary Shares of the Company (the “Securities”).  Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

In consideration of the Underwriters’ agreement to purchase and make the Public Offering of the Securities, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of J.P. Morgan Securities LLC on behalf of the Underwriters, the undersigned will not, during the period beginning on the date of this letter agreement (this “Letter Agreement”) and ending ninety (90) days after the date of the prospectus relating to the Public Offering (the “Prospectus”) (such period, the “Restricted Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Class A Ordinary Shares of the Company or any Class B Ordinary Shares of the Company (collectively the “Ordinary Shares”) or any securities convertible into or exercisable or exchangeable for Ordinary Shares (including without limitation, Ordinary Shares or such other securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a share option or warrant), (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Ordinary Shares or such other securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Ordinary Shares or such other securities, in cash or otherwise or (3) make any demand for or exercise any right with respect to the registration of any Class A Ordinary Shares or any security convertible into or exercisable or exchangeable for Ordinary Shares, in each case other than (A) the Securities, if any, to be sold by the undersigned pursuant to the Underwriting Agreement, (B) distributions of Ordinary Shares to members or shareholders of the undersigned, (C) transfers of any Ordinary Shares or any security convertible into or exercisable or exchangeable for Ordinary Shares (i) by will or intestacy upon death of the undersigned or (ii) as a bona fide gift or gifts, including to charitable organizations, or (iii) pursuant to a negotiated divorce settlement, (D) sales, transfers, distributions or dispositions of Ordinary Shares or securities convertible into or exercisable or exchangeable for Ordinary Shares to (i) any member of the undersigned’s immediate family (for purposes of this Letter Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin) or to a trust, the beneficiaries of which are exclusively the undersigned or a member or members of his or her immediate family or to any other entity that is wholly owned by such persons, (ii) any corporation, partnership, limited liability company, investment fund, limited or general partners, member, trustee, beneficiary or other entity, in each case, that controls or is controlled by, or is under common control with, the undersigned, or is wholly-owned by the undersigned and/or by members of the undersigned’s immediate family, or (iii) any of the undersigned’s affiliates or any of its affiliates’ directors and officers; (E) transfers of Ordinary Shares to a nominee or custodian of a person or entity to whom a disposition or transfer would be permitted under this Letter Agreement, (F) the transfer of Ordinary Shares to the Company (i) pursuant to the “cashless” exercise at expiration of options granted pursuant to any employee incentive plan of the Company described in the Pricing Disclosure Package and Prospectus or (ii) in respect of tax withholding payments due upon the exercise of options or the vesting of restricted shares or restricted share unit grants pursuant to any employee incentive plan, provided that any such exercise shall only be with respect to those share options, restricted share units or other equity awards that would otherwise expire during the Restricted Period, (G) transactions relating to Ordinary Shares acquired in open market transactions after the completion of the Public Offering, (H) the exercise of warrants or the exercise of options granted pursuant to any employee incentive plan of the Company described in the Pricing Disclosure Package and Prospectus, provided, that the restrictions shall apply to the Ordinary Shares issued upon such exercise or conversion, (I) the transfer of Ordinary Shares pursuant to a liquidation, tender offer, merger, consolidation, stock exchange or similar transaction that results in all of the Company’s equity holders having the right to exchange their equity securities in the Company for cash, securities or other property; provided that if such liquidation, tender offer, merger, consolidation, stock exchange or similar transaction is not completed, any Ordinary Shares or other equity securities in the Company subject to this Letter Agreement shall remain subject to the restrictions contained in this Letter Agreement, and (J) sales or transfers by the undersigned of Ordinary Shares, provided that (i) no such sale or transfer occurs prior to the date that is sixty (60) days after the date of the Prospectus and (ii) the aggregate sales and transfers by the undersigned pursuant to this clause (J) do not exceed 25% of the total Ordinary Shares beneficially owned by the undersigned as of the date of the Prospectus; provided that in the case of any transfer or distribution pursuant to clauses (B) or (C)(ii) through (F), each transferee, donee or distributee shall execute and deliver to the Representatives a lock-up letter in the form of this paragraph; and provided, further, that in the case of any transfer or distribution pursuant to clauses (B) or (C)(ii) through (G), no filing by any party (donor, donee, transferor or transferee) under the Exchange Act or other public announcement shall be required or shall be made voluntarily in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the Restricted Period referred to above).
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In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement.  All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that, (i) if the Underwriting Agreement does not become effective by December 31, 2017, (ii) if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Ordinary Shares to be sold thereunder or (iii) the Company or the Selling Shareholder notify the Representatives in writing prior to the signing of the Underwriting Agreement that the Company or the Selling Shareholder does not intend to proceed with the Public Offering, the undersigned shall be released from all obligations under this Letter Agreement.

The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Letter Agreement.

This Letter Agreement and any claim, controversy or dispute arising under or related to this Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Very truly yours,

[NAME OF SHAREHOLDER]

By:
Name:
Title:

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Annex E

Officers and Directors

•	John D. Romano

•	Willem Van Niekerk

•	Jean-François Turgeon

•	Timothy C. Carlson

•	Ilan Kaufthal

•	Andrew P. Hines

•	Wayne A. Hinman

•	Jeffry N. Quinn

•	Sipho Nkosi

•	Daniel Blue

•	Peter Johnston

•	Mxolisi Mgojo